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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 31, 2005
                                                           -------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Ohio                          1-8769                     31-4362899
------------------          -----------------------         ------------------
(State or other             (Commission File                   (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                       ----------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                       1
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d) On May 31, 2005, the Board of Directors of R. G. Barry Corporation (the "Company") appointed David L. Nichols and Nicholas DiPaolo as directors of the Company. These appointments are effective June 1, 2005, and fill vacancies on the Board in the class of directors whose terms expire in 2007. Mr. Nichols currently serves as a director of The Andersons, Inc. and Mr. DiPaolo is a director of Bernard Chaus, Inc. and JPS Industries, Inc. Mr. Nichols and Mr. DiPaolo will each serve on the Company's Audit Committee and Compensation Committee. A news release regarding the new director appointments is attached as Exhibit 99 hereto.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01   Financial Statements and Exhibits.

       (a)  Financial statements of business acquired.

            Not applicable.

       (b)  Pro forma financial information.

            Not applicable.

       (c)  Exhibits.

            Exhibit No.       Description
            -----------       -----------

               99             News Release of R.G. Barry Corporation
                              dated June 1, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    R. G. BARRY CORPORATION


June 2, 2005                        By:  /s/ Daniel D. Viren
                                        ------------------------
                                        Daniel D. Viren
                                        Senior Vice President - Finance, Chief
                                        Financial Officer and Secretary


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 31, 2005

                             R. G. Barry Corporation



Exhibit No.         Description
-----------         -----------

    99              News Release of R.G. Barry Corporation dated June 1, 2005